GEE Group

Employing America since 1893


Solutions
Shift

"Our Business is Putting People to Work"

Forward Looking Statements and Non-GAAP Financial Measures

Forward-Looking Statements

In addition to historical information, this presentation contains statements relating to the Company's future results (including certain projections, pro forma financial information, and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this presentation that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation, the negative effects of Pandemics including the Coronavirus, uncertainties regarding economic recovery and changed socioeconomic norms, general business conditions or failure to grow the business internally and through acquisition, the demand for the Company's services, competitive market pressures, the ability of the Company to attract and retain qualified personnel for regular full-time placement and contract assignments, the possibility of incurring liability for the Company's business activities, including the activities of its contract employees and events affecting its contract employees on client premises, litigation and related settlements, the ability to attract and retain qualified management, changes in the law or regulations, force majeure events, acts of war or terrorism, lack of liquidity, inability to repay loans, meet debt covenants, refinance indebtedness or receive forgiveness on "PPP" loans as well as those risks discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2019, and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward- looking statements whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company discloses certain financial information, including non-GAAP adjusted EBITDA, because management uses these supplemental non-GAAP financial measures to help evaluate performance period over period, to analyze the underlying operating trends and results in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Non-GAAP adjusted EBITDA is defined by the Company as net income or net loss before interest, taxes, depreciation and amortization (EBITDA) plus non-cash stock option and stock-based compensation expenses, the change in contingent consideration, acquisition, integration and restructuring costs and loss on extinguishment of debt. Non-GAAP adjusted EBITDA is not a term defined by GAAP and, as a result, the Company's measure of non-GAAP adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss and income or loss from operations as reported under GAAP on the Consolidated Statements of Income, cash and cash flows as reported under GAAP in the Consolidated Balance Sheets or in the Consolidated Statements of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected in the Company's financial statements prepared in accordance with GAAP included in GEE Group's Form 10-Qs and Form 10-Ks filed for the respective fiscal periods with the SEC. Reconciliation of GAAP net income or GAAP net loss to non-GAAP adjusted EBITDA are not included herein. Readers are referred to copies of the Company's earnings releases for the corresponding periods presented, which may be accessed directly from the Company's website at https://ir.geegroup.com/press-releases and which contain reconciliations of the Company's GAAP and non-GAAP financial measures.

GEE Group Overview

GEE Group

Company Snapshot

- Formed in 2015 to build an industry-leading provider of professional staffing services and HR solutions
- Secure footholds in the most desirable end markets, including information technology (IT), finance, accounting and office support (FA&O), engineering, healthcare and light industrial
- Strategy is to build our platform, expand the footprint, grow internally while leveraging size and scale and acquiring and integrating attractive businesses
- GEE Group founders successfully executed this strategy earlier building one of the largest staffing businesses in the U.S. ***(MPS Group sale to Adecco in 2010 for $1.3bn)***
- GEE Group is navigating through the coronavirus pandemic very well and poised for a V-shaped recovery.

Key Statistics

Ticker:	NYSE AMERICAN: JOB
Formed:	2015
Employees[1]:	264
Revenue[2]:	$137.7mm
Gross Profit[2]:	$47.5mm (34.5% Margin)
Non-GAAP Adj. EBITDA[2]:	$7.3mm (5.3% Margin)
Revenue Producing FTE's[1]:	211
Contract Service Employees[1]:	2,025

Staffing Revenue Breakdown[2]


Temporary Staffing 88%
Direct Hire 12%

Temporary Staffing Revenue[2]


Professional 86%
Light Industrial 14%

National Footprint

26 Offices Nationwide


GEE Group Office (26)
HQ (Jacksonville, FL)

(1) Statistics as of 8/31/20. Excludes contract services employees. FTE's represents full time employees.
(2) Financial figures for the LTM period ended 6/30/20. The Company recorded a $1.65 million bad debt expense in the quarter ended March 31, 2020 for a customer that declared bankruptcy. The Company may still recover some of the outstanding receivable upon final resolution of the underlying bankruptcy. This event was isolated in its unique circumstances and deemed unusual and non-recurring. Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

GEE Group's Comprehensive Offerings

GEE Group

GEE Group delivers premier staffing solutions across in-demand, attractive verticals

	Professional (86% of Revenue)				Light Industrial (14% of Revenue)
Vertical	Information Technology	Finance, Accounting & Office	Engineering	Healthcare	Light Industrial
Revenue Breakdown(1)(2)(3)	$58mm (42%)	$55mm (40%)	$4mm (3%)	$2mm (1%)	$19mm (14%)
Gross Margin(1)(2)(3)	31%	40%	81%	29%	19%
Bill Rate Range(5)	$40-$200/hr(4)	$25-$100/hr	$40-$70/hr	$17-$25/hr	$14-$15/hr
Offices(6)	13	18	3	1	4
Brands	ACCESS DATA AGILE ashley ellis PALADIN SNI TECHNOLOGY	SNI CERTES SNI FINANCIAL STAFFING NOW ACCOUNTING NOW	General Employment OMNIONE	SCRIBE SOLUTIONS	TRIAD Staffing
Temp Staffing	✓	✓	✓	✓	✓
Direct Hire	✓	✓	✓		

(1) Revenue and GP amounts presented are for the TTM period ending June 30, 2020. (2) The reductions in revenue and GP through June 30; and in our forecast for the remainder of this fiscal year are substantially due to the coronavirus pandemic. (3) IT, FA&O and Engineering includes direct hire in the business mix. (4) Excludes Paladin non-IT operations. (5) Bill rate ranges are representative. (6) GEE Group's offices may serve more than one vertical.

Award Winning Service

GEE Group

GEE's brands are known and recognized for providing outstanding service to clients

GEE Group's SNI Companies Wins Clearly Rated's Best of Staffing® for Client and Talent Satisfaction for the 6th Straight Year

SIA 2019 Largest Staffing Firms in the US

GEE Group Named One of the Largest Staffing Firms in the U.S. for 2019 by Staffing Industry Analysts

BEST Staffing Firms to Work For

Agile Resources Named One of the Best Staffing Firms to Work for by Staffing Industry Analysts

Customer Testimonials

"I enjoyed working with the entire GEE Group Inc. team. The entire experience was **totally professional** and absent of the customary search firm tricks and gimmicks. They took a **personal interest** in matching the needs of our position with the right candidate. I highly recommend GEE Group Inc."

- Aristides, President & CEO

"I have been impressed with the **dedication and professionalism** of the recruiter as well as the personal attention shown. It would be challenging to choose a single service interaction as each time I had communication with my recruiter I experienced **exceptional customer service**."

– Jason L. Regional Manager, Global Security

"From our first conversation with the team at SNI, we were struck by their **extraordinary customer service**. They took the time to get to know our nonprofit organization, our company culture and the specific needs we had in an accounting professional. **They fielded wonderful candidates**, were available onsite during interviews, provided detailed follow-up information and always had our best interests in mind. I would highly recommend the professionals at SNI. They are more than a recruiting firm, they are **exceptional partners**"

– Kari Luther, President and CEO

Evolution to Premier Staffing Platform

GEE Group

General Employment Enterprises

SCRIBE SOLUTIONS

2015
Scribe Medical Solutions founders and management merge with General Employment (NYSE MKT:JOB) establishing a premier public staffing platform

2015
Acquires Agile Resources, a fast growing IT staffing firm

AGILE

ACCESS DATA

2015
Acquires Access Data, a Denver based IT staffing firm

2016
Acquires Paladin Consulting, a Dallas-based IT and professional staffing company

PALADIN

GEE Group

2016
General Employment becomes GEE Group

2017
Acquires SNI Companies, adding scale with national footprint and desirable professional verticals

SNI COMPANIES®

2018 / 2019
GEE Group undertakes restructuring and integration of SNI

Today
GEE Group is well positioned for strong growth

Leading Professional Staffing Provider Across Attractive Verticals

GEE Group

GEE Group is aligned with high margin and fast growing professional staffing verticals

	Information Technology	Finance & Accounting	Engineering	Healthcare
Overview	• IT staffing has high margins and robust spending as the largest professional staffing sector • U.S. market expected to grow at 4% in 2019 and 3% in 2020 to a market size of $33.3bn	• Forecasted 4% growth in 2019 and 2020 supported by increases in bill rates and macro factors • Changes in accounting rules drive demand for temporary workers and affects all industries	• Expected to grow at 4% annually for two years • Driven by new technology; recruiting difficulty is the largest barrier to growth • Supply constraints are tightest in chemical and industrial engineering	• Expected to grow at 3% annually with locum tenens growing fastest • Travel nurses, per diem nurses, locum tenens and allied healthcare • Record-high job openings
Key Drivers	✓ Implementation of new technology ✓ Growth in IT priorities ✓ Unemployment rates below 2% in sector ✓ Growth in the volume of project-based work	✓ Increasingly complex and dynamic regulatory requirements ✓ Ongoing expense pressure on financial departments ✓ Growing use of technology and AI driving demand for higher bill rate roles	✓ Strong manufacturing economy ✓ Fast technological change ✓ Structural labor shortages ✓ Demand for flexibility, scalability and reduced risk ✓ Global economic growth	✓ Aging population ✓ Growing adoption of outsourced solutions ✓ Shortage of licensed doctors, nurses and allied health professionals

Macro Factors

Global IT Spend



$2,142
$2,252
$2,351
$2,437
$2,529
$2,637
2017
2018
2019
2020
2021
2022

U.S. F&A Employment



U.S. Industrial Production Index



U.S. Healthcare Spending



Source: Centers for Medicare and Medicaid Services, Staffing Industry Analysis, Gartner, Board of Governors of the Federal Reserve System (U.S.).

National Scale with Long-Standing and Respected Local Presence

GEE Group

- GEE Group provides clients with services across the country while understanding the individual markets and offering a local approach
- The Company leverages its national footprint to serve clients outside of the states in which it has local offices



Columbus, OH
Cleveland, OH
Dublin, OH
Columbus, OH
Independence, OH
Akron, OH
Chicago, IL
Andover, MA
Minneapolis, MN
Boston, MA(3)
Denver, CO
Downer's Grove, IL
Holyoke, MA
Denver, CO
West Hartford, CT
Princeton, NJ
Colorado Springs, CO
DC (closed)
Tyson's Corner, VA
HQ: Jacksonville, FL
Las Colinas, TX(2)
Orlando, FL
Forth Worth, TX(2)
Atlanta, GA
Ft. Lauderdale, FL
Dallas, TX
Houston, TX(1)
Tampa, FL
Miami, FL
IT
Finance, Accounting & Office
Engineering
Healthcare
Light Industrial

State	Offices
Colorado	3
Connecticut	1
Florida	5
Georgia	1
Illinois	2
Massachusetts	2
Minnesota	2
New Jersey	1
Ohio	8
Texas	3
Virginia	1
Total	**29**

Note: Locations shown twice indicates two offices.

(1) Houston converted to work from home (WFH) model; (2) Los Colinas and Ft Worth recently combined in South Lake; (3) Boston was a smaller market for us and recently closed due to cost vs. benefit.

Long-Term Associations with Premier Fortune 500 Caliber Clients

GEE Group

Extensive portfolio of clients with a focus on small and medium businesses

- GEE Group has built a differentiated portfolio of clients across a diverse set of end markets, serving clients of all sizes with a focus on small and medium businesses
- No customer concentration with the top customer representing only 6% of revenue and the top 10 accounting for only 19%

2018 Revenue by Customer



Customer 1
6%
Customer 2
3%
Customer 3
2%
Customer 4
2%
Customer 5
1%
Customers 6-10
5%
Other
81%

Shift to Higher Margin Verticals



2015(1)
Direct Hire
15%
Professional Staffing
24%
Light Industrial Staffing
61%
LTM 6/30/20
Direct Hire
13%
Light Industrial Staffing
14%
Professional Staffing
73%

Representative Customers by End Market

TMT(2)	Industrial	Healthcare	Consumer Discretionary
Adobe	AGCO	Arthrex	Apple Leisure Group
Autotrader	Aviall	Availity	InterDesign
Charter	Panasonic	DaVita	little tikes
Dell	JR Engineering	EmCare	Midea
Pearson	Manheim	Greenway Health	Wyndham Destinations
Starz	Spirit	WellDyneRx	

(1) Fiscal year ending 9/30/15. (2) Technology, Media and Telecom.

Best in Class Management with a Proven CEO

GEE Group

- In 1994, Derek Dewan was named CEO of AccuStaff / MPS Group, a national staffing company, and subsequently took the company public
  - 1994 Revenue: $137 million
- Solidly established as a regional power in the early 1990s
- Subsequently engaged in an aggressive acquisition campaign, transforming the company into a Fortune 1000, multi-billion dollar national staffing firm rivaling competitors such as Manpower, Robert Half and Randstad
- Market cap reached $3.8bn in 1998 and sold commercial division to Randstad for $850mm in cash
- Sold to Adecco in 2009 for approximately $1.3bn
  - 2008 Revenue: $2.2+ billion

Name	Current Role	Notable Experience
Derek Dewan	CEO	• CEO of Accustaff Incorporated which became MPS Group, a multi-billion dollar national staffing firm • Former partner at what is now PwC
Kim Thorpe	CFO	• Formerly CFO of publicly traded and privately owned companies, including one of the largest financial business units of GE Capital • Former partner at what is now PwC
Alex Stuckey	CAO	• President and COO of Scribe Solutions • Formerly CEO of Fire Fighters Equipment

Experienced management team led by an industry leader who built one of the largest, most successful staffing businesses in the U.S.

Strong Momentum with a Track Record of Successful Acquisitions

GEE Group

Overview

- Leadership has a strong history of successful acquisitions and has completed four bolt-on acquisitions in recent years, as well as a transformational merger in 2017
- Mergers rationalized expenses, reduced SG&A, expanded service offerings and extended geographic reach
- Strengthened regional leadership bench with acquisitions

Acquisitions

Company	Date	Overview	Rationale	Acquisition Multiple[2]
Scribe Solutions / General Employment	Mar-15	Offers professional and light industrial staffing as a publicly traded company (NYSE MKT:JOB)	Merger of Scribe Solutions, a provider of highly trained medical scribes, with General Employment established a public staffing platform with access to capital markets for executing a roll-up strategy	N.A.
AGILE	Aug-15	Provides IT staffing solutions and IT consulting services across many industry verticals	Entered the greater Atlanta marketplace and the high-end IT staffing services and solutions vertical	~4x
Access Data	Oct-15	Provides high-end IT consulting and contract staffing services from offices in the greater Denver area	Expands geographic footprint in the West and adds significant recruiting and sales talent in the IT staffing sector	~6x
PALADIN	Jan-16	Offers staffing services and workforce solutions in IT, finance and accounting, engineering, office support and government service	Added MSP, VMS & RPO[1] service capability in the IT and professional staffing sector, as well as expanded the geographic footprint in Texas, Washington DC Metro and nationwide	~3x
SNI COMPANIES	Apr-17	Specializes in professional placement and staffing for finance and accounting, IT and office support professionals	Nearly doubled Company size and significantly increased scale, providing a super-regional platform with increased service offerings and an expanded geographic footprint	~4.9x[3]

(1) MSP – Managed Service Provider; VMS – Vendor Management System; RPO – Recruitment Process Outsourcing. (2) Adjusted EBITDA multiple. (3) Originally priced at 9x; however, final PP is ~ 4.9x following settlement and reduction of approximately $47.4 in acquisition debt in exchange for approximately $5.1 million in cash and 1.8 million shares of common stock.

Grow Revenue Through Existing Core Offerings

GEE Group

New and restructured capital is key to accelerating GEE's growth plan and regaining momentum

New Production Talent

- GEE brands have a significant opportunity to reinvest in revenue producing personnel and focus on the recovering economy, including post-coronavirus opportunities
- ~50 additional top producers can bring operations back to normalized growth levels with newly restructured capital

50 New Producers × **$15k** Per Desk Avg. ("PDA") = **$9m** New Production **$25m** New Revenue

Cross-Sell and Brand Re-vitalization

- Cross-selling represents a large opportunity with the ability to leverage the Company's diversified service offerings and expand wallet share with existing clients
  - A substantial portion of GEE's clients currently use only one vertical
- Colocation and brand re-vitalization facilitates cross-selling of clients and increased penetration with higher margins



Multiple Opportunities to Grow Existing Core Offerings

New Business Models for Our New Reality

- GEE Group plans to take advantage of remote and more flexible work models to attract top talent, reduce costs (e.g., bricks and mortar, utilities, etc.), and create differentiation and affinity in the workforce as a progressive organization.



Pursue VMS and MSP Accounts

- The Company participates in key VMS accounts across attractive Fortune 500 clients and is well equipped with industry-leading JobDiva recruiting software to further pursue the accounts and opportunities
  - VMS provides GEE with a consistent stream of open orders, with limited selling and marketing costs incurred
- Offers an opportunity to place other positions within companies outside of the MSP program
  - GEE has a process and track record of placing high bill rate positions with attractive gross margins

Continue Track Record of Productivity and Operational Improvements

GEE Group

Increase Productivity of Existing Personnel

- The Company has a strong focus on productivity and refining operations
- Management has taken a methodical approach to increasing productivity
  - Daily / weekly / monthly tracking of KPIs – frequent performance assessments and goal setting improve productivity
  - Prescriptive field analytics at the local level based on call volume, hours billed and diligent use of Bullhorn and other customized software platforms drive execution, performance and growth
  - Performance-based compensation
  - Constant communication with field team emphasizing results
- ***Next Step: Leverage productivity gains and grow producer headcount***

50 New Hi-Pot Producers Opportunity



Revenue
Illustrative Revenue Upside
$155.0
$25.0
$130.0
$130.0
2020P
2021P Upside
Avg. Monthly PDA ($000s)
~$15k
50 new producers x $500k = $25m

Continued Operational Improvements

- While growing through acquisitions, GEE Group has successfully reduced SG&A and improved profitability
  - Operational synergies include:
    - Closing (combining) overlapping branches
    - Flattening the organization and strengthening leadership
    - Targeted cost reductions and platform integration
- Successful track record demonstrates continued potential for extracting synergies from current and future acquisitions
- Additionally, GEE recently introduced and is beginning to see the benefit from new sales incentives for producers

Identified Synergies taken in 2020 so far

Total Est. Annual Savings:

~$3.0 million

~$2.5m

RIF and Ops

- RIF of ~ 60 FTEs
- One office combination
- Two office closings (one replaced by WFH model)

~$350k

Contract Renegotiations

- Job boards
- Real estate
- Insurance
- Other

~$150k

GEE Administrative

- One office closed
- Eliminate 2 positions

Add Complementary High Growth Specialties

GEE Group

Our consultative, relationship-based, problem solving culture is allowing us to capitalize on post-coronavirus opportunities

Add Complementary High Growth Specialties

- GEE Group's leading platform is an excellent vehicle for continued expansion into additional attractive, high growth specialties
- Complementary verticals offer opportunities to participate in post-coronavirus pandemic opportunities in the short term and for longer term operational and sales synergies
- Leverage GEE's brands and industry leading reputation to enable growing market share
- Opportunity for additional cross-selling to existing clients as GEE expands its offerings to clients

Selected Expansion Opportunities

Additional Healthcare Offerings



- GEE Group can expand to attractive healthcare fields outside of scribes, including travel nurses and licensed healthcare professionals (locum tenens)
- Increasing demand for registered nurses, physical therapists, PAs and non-clinical positions as the U.S. population ages and healthcare spending continues to increase
- GEE is well positioned in the Southeast U.S. to expand in the rapidly growing healthcare industry

Creative / Marketing



- The creative / marketing segment has flourished as a result of a digital transformation of the marketing function and increased spending on digital marketing
- One of the fastest growing staffing verticals with growth of 9% in 2018 and projected growth of 7% in both 2019 and 2020
- Presents an opportunity to cross-sell an additional specialty to existing customers and enter one of the fastest growing fields

High-End Finance and Accounting



- The segment provides senior level financial professionals with clients in need of finance and accounting staffing support on a project, interim and permanent basis
- Projects include accounting and regulatory compliance, technical support, project support and business analytics
- Opportunity to leverage GEE's established Certes brand and platform with relationships to gain market share and drive growth

Expand in New Geographies and Existing Markets

GEE Group

Expand in New Geographies and Existing Markets

- GEE is able to grow its footprint into several lucrative markets and expand its national presence to penetrate "white space," both with new branches and brand locations
  - GEE has worked within its operating constraints to date, but several key markets remain growth opportunities



Tri-State Area

- New York City and the surrounding tri-state area offer an attractive concentration of professionals and large companies
- Diverse opportunity across all verticals with NYC acting as a global business hub



D.C. Metropolitan Area

- GEE has multiple Federal Security Officer designations, which allows for the staffing of security clearance jobs up to Top Secret, which the Company plans to leverage for jobs in the government and defense related sectors around Washington D.C.
- Significant additional opportunities exist in the IT and accounting verticals in the D.C. metropolitan area



California

- California presents a massive IT staffing opportunity for GEE Group with the largest IT staffing market in the U.S. at over $5bn annually
- Opportunity to leverage and expand industry leading IT brands and VMS programs with existing and new clients


Minneapolis, MN
Chicago, IL
Northeast
Denver, CO
Atlanta, GA
Fort Worth, TX
Dallas, TX
Houston, TX

- GEE Group also has numerous opportunities to expand the Company's presence in the existing markets it serves
- Management has identified eight key cities that are priority targets for expansion

Grow Through Accretive Acquisitions

GEE Group

Robust platform with the infrastructure and scalability to expand rapidly through acquisitions

Platform for Strategic Acquisitions

- Acquisition-driven growth to augment organic growth opportunities for each brand
- GEE is an excellent platform for acquisitions with an entrepreneurial culture and strong and tenured management team that offers an attractive "home" for targets
- GEE Group has a scalable business model and infrastructure
- With recent recapitalization and new capital, GEE will be well positioned to regain its acquisition growth momentum, post-coronavirus

Selective Acquisition Criteria

- ✓ Focus on IT and Professional Sectors
- ✓ Well managed with experienced operators
- ✓ High gross & EBITDA margins
- ✓ Consistent revenue growth
- ✓ Accretive to earnings
- ✓ Limited enterprise risk and extensive due diligence
- ✓ Pricing commensurate with profitability and growth
- ✓ Consideration consists of cash, stock, seller and bank financing

The Consolidation Opportunity



$6.0bn in Revenue
$200mm in Revenue
$20mm in Revenue
~150 Companies
~15,000 Companies
randstad
KELLY
Robert Half
ASGN
KFORCE
ALLEGIS
Top 150 Companies = ~50% of U.S. Market Revenue
All Others = ~50% of U.S. Market Revenue

Large Addressable Market with Attractive Growth Opportunities

GEE Group

Attractive Industry Dynamics

- Businesses continue to increasingly turning to human capital experts as shifting workplace dynamics, demographic changes and workforce complexities require more complex solutions for staffing and recruitment
  - Renewed focus on optimization and outsourcing in the C-suite and board room
  - Continued economic uncertainty associated with the longer economic cycle and dramatic seasonal demand and most recently, the coronavirus pandemic, create additional opportunities for contingent labor to play a role and add value
  - Skilled worker shortages in key areas where GEE Group specializes cause businesses to turn to temporary staffing
- The U.S. staffing market was expected to grow 4% in 2019 and 3% in 2020, reaching a market size of $158 billion in revenue in 2020
  - Growth will be negatively impacted the coronavirus in the short term, but in the longer term, will continue to be driven by expansion in the economy, wage inflation and secular trends underlying growth in IT, healthcare, FA&O and other sectors
  - Increasing bill rates across a wide range of occupations and industries continues to increase staffing revenue

U.S. Staffing Market

($ in billions)



$170
$150
$130
$110
$90
4.1% CAGR
$120
$126
$135
$138
$143
$148
$154
$158
2013
2014
2015
2016
2017
2018
2019P
2020P

Source: Staffing Industry Analysts.

2019 U.S. Market Snapshot

($ in billions)



Retained Search, $7.9
Direct Hire, $13.6
Professional / Specialty $79.0
Commercial $53.1
GEE Group
Market Segments
$146bn
U.S. Staffing Market: $154bn

Favorable Industry Dynamics

GEE Group

Challenges Faced by Hiring Managers are Leading to Increased Utilization of Outsourced Staffing Services

Decreased Supply of Workers

- Overall unemployment has fallen to 3.7%, remaining at the lowest levels since 1969, with the Federal Reserve predicting rates below 4% through 2021
- Low labor force participation rates compound the problem

Diminishing Talent Supply

- ~46% of U.S. employers say they cannot find the skills they need, with 49% of medium and 58% of large organizations[1] reporting shortages
- The number of weeks it takes to fill a job opening is close to all-time highs

Sourcing Complexity

- 27% of employers say applicants either lack the hard skills or human strengths needed to fulfill their roles
- Dozens of placement websites, while quality candidates are often passive

Career Churn

- Workers are moving between jobs more frequently than in the past, increasing turnover and HR costs for companies
- Average tenure for millennials (25 to 34) is three years vs. eight for GenX (45 to 54) and ten for baby boomers (55 to 64)

- Companies are becoming increasingly open to <u>outsourcing non-core business activities</u>, particularly HR functions and recruiting
- C-Suite increasing focus on talent acquisition and <u>increasing the quality of labor</u>
- Outsourced providers that specialize in talent acquisition enable companies to improve operational efficiency by <u>outsourcing the recruiting function</u>:
  - Reduced time-to-hire
  - Increased quality of new hires
  - Reduced recruiting costs



Source: Manpower Talent Shortage Survey, BLS, Federal Reserve, SIA.
(1) Large organizations defined as companies with 250+ employees. Medium organizations defined as companies with 50-250 employees.

Drivers of Secular Shift to Temporary Staffing

GEE Group

Supply

Shift in attitude: Preference of flexible work hours

Necessity: Use part time work to construct the desired income and lifestyle

Pay/benefits: Pay can be higher than full-time; portability of benefits

Technology: Easier to transfer skills to new employer; MSP and VMS make it easier to manage temporary labor

GEE Group

Demand

Efficiency: Variable cost structure

Just-in-time labor: More companies are using a mix of permanent and temporary labor

"Made in America" renaissance: Increased high tech manufacturing requires higher skilled labor

Economic and regulatory uncertainties: New financial regulations and healthcare reform require flexibility and expertise

Market Segments Positioned for Growth

GEE Group

	Overview	Key Drivers	U.S. Market Size
Information Technology	• IT staffing has been growing rapidly as companies devote significant capital to IT priorities and require the help of staffing firms to fill relevant positions • The IT positions filled cover the entire project lifecycle and the breadth of desired skills continues to expand	✓ Implementation of new technology ✓ Growth in IT priorities ✓ Unemployment rates below 2% in sector ✓ Growth in project-based work	($ in billions) CAGR: 3.9% $34 $32 $30 $28 $26 2015 2016 2017 2018 2019P 2020P
Finance & Accounting	• Provides professionals with specialized skill-sets in finance, accounting and compliance • Increasing demands for transparency combined with increased data tracking and analytics capabilities have driven internal changes to produce external results	✓ Changing financial regulations ✓ Converging accounting standards ✓ Few qualified candidates with both analytical and finance expertise ✓ U.S. tax reform	CAGR: 4.3% $10 $9 $8 $7 $6 2015 2016 2017 2018 2019P 2020P
Engineering	• Rapid technological change and greater adoption of digital processes is reshaping the engineering sector • Job growth is particularly strong in the aerospace and defense and energy sectors • Recruiting difficulty is expected to remain elevated	✓ Strong manufacturing economy ✓ Structural labor shortages ✓ Development of new engineering technologies	CAGR: 2.6% $10 $9 $8 $7 $6 2015 2016 2017 2018 2019P 2020P
Healthcare / Medical	• The Affordable Care Act has led to millions of newly insured individuals leading to a growth in demand for healthcare providers • Encompasses travel nurses, per diem nurses, locum tenens and allied healthcare • Healthcare sector has record-high job openings	✓ Growth in the U.S. economy ✓ Aging population and medical advances ✓ Adoption of outsourced solutions ✓ Shortage of licensed professionals	CAGR: 6.3% $19 $17 $15 $13 $11 2015 2016 2017 2018 2019P 2020P

Source: Staffing Industry Analysts.

Competitive Landscape

GEE Group

	Competitors	Why GEE Group Wins
IT	ALKU, APEX Systems, Insight Global, Kforce, modis, randstad, Robert Half, TEKsystems	✓ World-class applicant tracking system ✓ National recruiting call center helping fulfill jobs throughout the country ✓ Experienced and skilled recruiters with knowledge of the sector and projects combined with tenured, relationship focused sales teams
FA&O	Adecco, Addison Group, Hixen Search Group, CFS Creative Financial Staffing, Robert Half, Manpower	✓ Best-in-class people, process and service delivery backed by a world-class applicant tracking system with a deep pool of professionals ✓ Long standing relationships with proven performance ✓ Experienced staff and hands on approach to ensure clients' needs are met
Engineering	Advantage Resourcing, Aerotek, Compass, JDCotter Search, Russ Hadick & Associates, Inc.	✓ Develops long-term relationships ✓ Extensive experience in technical and professional recruiting ✓ Utilizes sophisticated applicant tracking tools, systems and processes to ensure a steady stream of high quality applicants for clients
Healthcare	ProScribe, ScribeAmerica	✓ Scribe Training Program develops quality scribes with an excellent knowledge base and who can adapt to any documentation system ✓ Understand the demands physicians face and provide efficiency and accuracy
Light Industrial	Minute Men Staffing Services, Snider•Blake Personnel Since 1957, The Reserves Network	✓ Dedicated transportation service for all associates maximizes productivity at the client facilities ✓ Tenured local leadership and staff with a reputation for being consistent and credible ✓ Customizable services to meet client needs

Management Biographies

GEE Group

Industry leading executive team with extensive staffing and business scaling experience



Derek Dewan – Chief Executive Officer and Chairman of the Board

- As CEO of GEE Group since 2015, Derek Dewan brings significant experience executing organic and strategic acquisition growth strategies in the staffing industry
- Formerly Chairman and CEO of MPS Group, where he took the company public and grew it to become a Fortune 1000 world-class, global multi-billion dollar staffing services provider, before selling to Adecco Group for $1.3 billion
- Mr. Dewan was a CPA and is a former managing partner of Coopers & Lybrand LLP, which is now PricewaterhouseCoopers (PwC)

Kim Thorpe – Chief Financial Officer

- Mr. Thorpe was appointed Senior VP and CFO of GEE Group Inc. effective June 15, 2018, and brings significant experience as a seasoned executive, chief financial officer and consultant for publicly traded and privately owned organizations
- One of Mr. Thorpe's past positions of note is having served as senior vice president and CFO of one of the largest insurance and financial services business units of GE Capital (over $30bn in AUM; $2bn in annual revenue)
- Mr. Thorpe is a CPA and former partner at Coopers & Lybrand LLP, which is now PricewaterhouseCoopers (PwC)





Alex Stuckey – Chief Administrative Officer

- Mr. Stuckey joined GEE Group in 2015 from Scribe Solutions, a healthcare staffing company, where he was President & COO
- At Scribe, he was responsible for all aspects of healthcare staffing and solutions operations and grew revenue and profitability substantially
- Previously, Mr. Stuckey was founder and CEO of Fire Fighters Equipment Co., which he grew from a startup to a multi-million dollar enterprise through organic and acquisition growth before selling to Cintas
- Possesses extensive experience in banking and finance, having formerly worked as a special assets officer at Barnett Bank

Outside Directors Biographies

GEE Group

Outstanding board members with tremendous leadership experience at the highest levels



Peter Tanous – Director

- Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment firm
- Previously served as the International Regional Director with Smith Barney and as a member of the executive committee of Smith Barney International, Inc.
- Served as Executive Vice President and Director of Bank Audi (USA), and was Chairman of Petra Capital Corporation; served on many other corporate boards including MPS Group, Cedars Bank, and Worldcare, Ltd.
- Graduated from Georgetown University, author of several books which received wide critical acclaim in financial circles and serves on Georgetown's investment committee and on its Library Board

William Isaac – Director

- Mr. Isaac is a former Chairman of the Federal Deposit Insurance Corporation (FDIC) and headed the FDIC from 1978 to 1985
- Formerly, a senior managing director of FTI Consulting ("FTI"), Inc. and served as Global Head of FTI's Financial Institutions practice; founder of The Secura Group a leading consulting firm acquired by FTI; presently with the Isaac – Milstein Group, a financial services consultancy
- Former director of TSYS, Fifth Third Bancorp (Chairman), Trans Union Corporation, The Associates, MPS Group and Amex Centurion Bank
- Involved extensively in thought leadership relating to the financial services industry





Darla Moore – Director

- Ms. Moore is the Founder and Chair of the Palmetto Institute, a nonprofit think-tank aimed at bolstering per capita income in South Carolina; founder of the Moore School of Business at the University of South Carolina
- Previously served as the Vice President of Rainwater, Inc., a private investment company
- Ms. Moore is the first woman to be profiled on the cover of Fortune magazine and named to the list of the Top 50 Most Powerful Women in American Business; she helped pioneer "DIP" financing as a managing director for Chemical Bank (now JP Morgan Chase)
- Ms. Moore has served as a director on numerous public and private company boards including HCA, Martha Stewart Omnimedia and MPS Group, in addition to many philanthropic organizations

Outside Directors Biographies

Outstanding board members with tremendous leadership experience at the highest levels



Matthew Gormly – Director

- Founder and Managing Partner of Reynolds Gormly & Co, LLC where he is responsible for origination and execution of capital markets opportunities and firm general management; former managing director at BCI Advisors, a middle –market growth equity and control buyout firm with responsibility for originating new investments, arranging financing and managing all through the sale.
- Former managing partner of Wicks Capital Partners, where he played a leadership role in the growth and evolution of the firm for 17 years where he worked on all aspects of the investment process including investment theses, originations, acquisitions, strategic planning and divestitures. Additional responsibilities included financing activities, leveraged recapitalizations and refinancing of portfolio companies.
- Served on the boards of over 25 companies spanning a 30-year period and has been responsible for over $1.5 Billion in financings for acquisitions, leveraged recaps, and re-financings

Thomas Vetrano – Director

- Over 35 years of international business experience assisting corporations, private equity firms and financial institutions in solving complex issues associated with acquisitions and divestitures, regulatory compliance and litigation matters
- Internationally recognized expert in M&A due diligence having directed due diligence processes in support of over 500 global transactions across a wide range of industries and sectors; served on the board of Ramboll Environment and Health ("REH") and led its global business operations
- Participated in management-led buyout of ENVIRON, a leading employee-owned environmental and health consultancy; served on its board and led the organization as an executive in its subsequent growth from less than $100 million to over $300 million in revenue and expanding from 300 employees in the US and UK to over 1,600 employees in 25 countries





Carl Camden – Director

- Mr. Camden is the former long-time President, CEO and Chairman of staffing giant Kelly Services® ("Kelly") and a recognized expert in the use of contingent on-demand labor, talent management and how companies can succeed in the "gig economy"
- Serves on Board of Trustees of The Conference Board, and as Co-Chair of the Policy & Impact Committee for the Committee for Economic Development
- Serves on the Board of Directors of TopBuild, a leading installer / distributor of insulation products in the U.S.
- Featured in Business Week, The New York Times, Bloomberg, CNBC and numerous other media on topics ranging from labor force dynamics to health care reform
- Has served as a director on the boards of several notable companies and institutions and is a former tenured university professor

Financial Highlights

GEE Group

Net Revenues

($ in millions)



$200
$150
$100
$50
$0
$83.1
$135.0
$165.3
$151.7
$137.7
Sep-16
Sep-17
Sep-18
Sep-19
LTM Jun-20

LTM June 30, 2020 Revenue Breakdown



IT 42%
Other Professional 4%
Light Industrial 14%
Finance, Accounting and Office 40%
Contract Staffing 88%
Permanent Placement 12%

Non-GAAP Adjusted EBITDA[1]

($ in millions)



$16
$12
$8
$4
$0
20%
15%
10%
5%
0%
$4.6
$6.4
$13.2
$11.8
$7.3 (2)
5%
5%
8%
8%
5%
Sep-16
Sep-17
Sep-18
Sep-19
LTM Jun-20

YTD Stock Price Performance[3]



$2.0
$1.5
$1.0
$0.5
$0.0
$1.02
Jan-20
Mar-20
May-20
Jul-20
Sep-20

(1) Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

(2) The Company recorded a $1.65 million bad debt expense in the quarter ended March 31, 2020 for a customer that declared bankruptcy. The Company may still recover some of the outstanding receivable upon final resolution of the underlying bankruptcy. This event was isolated in its unique circumstances and deemed unusual and non-recurring.

(3) As of 9/10/20 close.

Source: Company filings and Capital IQ.

Condensed Consolidated Income Statements – June 30, 2020

GEE Group

Historical Income Statements

($ in millions) *For the Fiscal Year Ended 9/30,*	Historicals					
	2015A	2016A	2017A	2018A	2019A	LTM Jun-20 *(Unaudited)*
Net Revenues	**$43.4**	**$83.1**	**$135.0**	**$165.3**	**$151.7**	**$137.7**
% Growth	*9.0%*	*91.5%*	*62.5%*	*22.5%*	*(8.2%)*	*(9.9%)*
Cost of Contract Services	30.2	59.4	90.0	106.4	99.7	90.2
Gross Profit	**13.2**	**23.6**	**45.0**	**58.9**	**52.0**	**47.5**
% Margin	*30.3%*	*28.4%*	*33.3%*	*35.6%*	*34.3%*	*34.5%*
SG&A Expense[1]	14.2	20.6	42.4	50.5	46.8	46.7
Depreciation & Amortization Expense	0.6	1.9	4.0	6.0	5.9	5.6
Goodwill Impairment	-	-	-	-	4.3	-
Income (Loss) From Operations	**(1.6)**	**1.2**	**(1.4)**	**2.5**	**(5.0)**	**(4.8)**
Interest Expense	0.5	1.6	6.0	11.5	12.4	12.8
Income Taxes (Benefit)	-	0.0	(6.0)	(0.9)	0.4	0.2
Other Noncash Expense[2]	2.5	(1.6)	1.0	(0.6)	-	(12.3)
Net Income (Loss)	**(4.7)**	**1.2**	**(2.4)**	**(7.6)**	**(17.8)**	**(5.5)**
Interest Expense	0.5	1.6	6.0	11.5	12.4	12.8
Income Taxes (Benefit)	-	0.0	(6.0)	(0.9)	0.4	0.2
Depreciation & Amortization Expense	0.6	1.9	4.0	6.0	5.9	5.6
Stock Compensation Expense	0.5	0.8	0.9	1.7	2.2	1.8
Acquisition, Integration & Restructuring Expense[3]	0.4	0.7	2.9	3.1	4.3	4.7
Goodwill Impairment	-	-	-	-	4.3	-
Other Noncash Expense[2]	2.5	(1.6)	1.0	(0.6)	-	(12.3)
Non-GAAP Adjusted EBITDA[4]	**($0.1)**	**$4.6**	**$6.4**	**$13.2**	**$11.8**	**$7.3**
% Margin	*(0.2%)*	*5.5%*	*4.7%*	*8.0%*	*7.8%*	*5.3%*

(1) The Company recorded a $1.7 million bad debt expense in the quarter ended March 31, 2020 for a customer that declared bankruptcy. The Company may still recover some of the outstanding receivable upon final resolution of the underlying bankruptcy. This event was isolated in its unique circumstances and deemed unusual and non-recurring.

(2) Includes changes in derivative liability, contingent consideration, acquisition deposit for working capital guarantee, losses (gains) on extinguishment of debt, and other losses (gains).

(3) Acquisition, integration, and restructuring expense primarily includes costs and expenses associated with acquisitions, post-acquisition integrations (office combinations and closings, RIFs, and others), and other capital markets activities that are not fundamental to core business operations or are isolated or non-recurring in nature.

(4) Please refer to the important information about Non-GAAP financial measures, including adjusted EBITDA, on page 2, which do not take the place of, supersede, or serve as a substitute for the comparable amounts determined in accordance with GAAP.

Source: Company filings and financials.

Condensed Consolidated Balance Sheets – June 30, 2020

GEE Group

(In Millions)

		(Unaudited) 6/30/2020		9/30/2019
ASSETS				
Current assets:				
Cash	$	16.6	$	4.1
Accounts receivable, net		13.7		20.8
Other		1.4		2.2
Total current assets		31.7		27.1
Goodwill		72.3		72.3
Intangible assets, net		20.0		23.9
Other LT assets		5.8		1.2
TOTAL ASSETS	$	129.8	$	124.5
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current liabilities:				
AP and Other	$	17.0	$	12.9
ST portion of LT debt		7.9		5.7
Total current liabilities		24.8		18.6
LT Debt, net		60.7		68.2
Other LT liabilities		4.6		.9
Total LT liabilities		65.3		69.1
MEZZANINE EQUITY				
Preferred stock		-		27.6
SHAREHOLDERS' EQUITY				
Common shareholders' equity, net		39.7		9.2
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$	129.8	$	124.5

FYE 2020 in Review

- Significant senior credit concessions achieved
- Qualified for PPP loans
- Sub-debt and mezz financing retirements
- Coronavirus and responses

FYE 2021 Preview

- Coronavirus recovery / LT adaptation
- Develop remote alternative workplace opportunities and targeted markets
- Seek PPP loan forgiveness
- Seek new equity; senior credit reduction (achieve senior leverage of 3.5x or less and lower debt costs)
- Ops / brand integrations; work towards recurring net income

GEE Group

www.geegroup.com

NYSE American: JOB